UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2025

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Exchangeable Notes Exchange” in Item 8.01 below is incorporated into this Item 3.02 by reference.

The 2030 Notes (as defined below) are being issued in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (the “Company”), is relying, in part, upon representations from each Holder (as defined below) that, among other things, (i) it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and (ii) it and any account for which it is acting is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The 2030 Notes, the guarantee of the Company and the ordinary shares issuable upon the exchange of the 2030 Notes, if any, will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 8.01 Other Events.

Exchangeable Notes Exchange

In addition to the previously disclosed exchange entered into on April 1, 2025 (the “First Exchange”), on April 2, 2025, NCLC entered into additional individually negotiated note exchange agreements with certain existing holders (the “Holders”) of NCLC’s 5.375% Exchangeable Senior Notes due 2025 (the “2025 Notes”), pursuant to which NCLC and the Holders have agreed to exchange (the “Second Exchange” and together with the First Exchange, the “Exchange”) $68,451,000 in aggregate principal amount of the Holders’ 2025 Notes for (i) $68,451,000 in aggregate principal amount of NCLC’s newly issued 0.875% Exchangeable Senior Notes due 2030 (the “2030 Notes”) and (ii) an aggregate cash payment (the “Cash Payment”) of $12,380,732, plus accrued and unpaid interest on the 2025 Notes to be exchanged to, but excluding, the closing date of the Second Exchange. The Cash Payment will be equal to the gross proceeds from the concurrent Second Equity Offering (as defined below) and represents the remainder of NCLC’s exchange obligation in excess of the aggregate principal amount of the 2025 Notes to be exchanged.

Following the Exchange, approximately $96,114,000 in aggregate principal amount of the 2025 Notes will remain outstanding.

The terms of the 2030 Notes are disclosed in the Current Report on Form 8-K filed by the Company on April 1, 2025. The 2030 Notes issued in the First Exchange will be fungible with the 2030 Notes issued in the Second Exchange.

Equity Offering

In addition to the previously disclosed registered direct offering made on April 1, 2025 (the “First Equity Offering”), on April 3, 2025, the Company announced a registered direct offering of 649,565 ordinary shares to the Holders at a price of $19.06 per share (the “Second Equity Offering” and together with the First Equity Offering and the Exchange, the “Transactions”). In connection with the Second Equity Offering, the Company entered into individually negotiated share purchase agreements with the Holders. The Company expects to use the net proceeds from the Second Equity Offering, together with cash on hand, to make the Cash Payment.

 An automatic shelf registration statement on Form S-3 relating to the ordinary shares was filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) on November 8, 2023. The offering may be made only by means of a prospectus supplement and the accompanying prospectus, which will be filed with the SEC.

The closing of the Transactions is expected to occur on or about April 7, 2025, subject to customary closing conditions. The Transactions will be neutral to the Company’s leverage and, as of closing of the Transactions, are expected to reduce the Company’s shares outstanding on a fully diluted basis by approximately 15.5 million shares.

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This Current Report on Form 8-K (this “Current Report”) shall not constitute an offer to sell or a solicitation of an offer to buy ordinary shares or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Press Release

On April 3, 2025, the Company and NCLC issued a press release announcing the Second Exchange and the Second Equity Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this Current Report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report, including statements regarding the Transactions, may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. For a discussion of these risks, uncertainties and other factors, please refer to the factors set forth under the sections entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. These factors are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Norwegian Cruise Line Holdings Ltd. and NCL Corporation Ltd., dated April 3, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 3, 2025

NORWEGIAN CRUISE LINE HOLDINGS LTD.
By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer

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